                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 1, 1999




                       Williams Communications Group, Inc.
             (Exact name of registrant as specified in its charter)



     Delaware                1-15343                      73-1462856
 (State or other           (Commission                (I.R.S. Employer
 jurisdiction of           File Number)               Identification No.)
 incorporation)



One Williams Center, Tulsa, Oklahoma                     74172
(Address of principal executive offices                (Zip Code)




        Registrant's telephone number, including area code: 918-573-2000




                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.


         Williams Communications Group, Inc. (the "Company") has closed an initial public offering ("IPO") to sell 29,600,000 shares of the Company's Class A Common Stock ("Common Stock") to the public. In addition, the IPO underwriters, Salomon Smith Barney, Inc., Lehman Brothers, Inc. and Merrill Lynch & Co., exercised their option and purchased 4,440,000 additional shares of the Company's Common Stock to cover over-allotments. Also, in separate private placements, SBC Communications, Intel Corporation and Telefonos de Mexico, S.A. de C.V. ("Telmex") each purchased a portion of the Company's Common Stock. SBC Communications acquired 20,226,812 shares of the Company's Common Stock for an investment of approximately $438.5 million; Intel Corporation invested $200 million to acquire 9,225,093 shares of the Company's Common Stock; and Telmex invested $100 million to acquire 4,612,546 shares of the Company's Common Stock.

Item 7.  Exhibits.

         The Company files the following exhibits as part of this report:

         Exhibit 1.1 Underwriting Agreement dated October 1, 1999 between the Company and Salomon Smith Barney, Inc., Lehman Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporation, as Representatives of several U.S. Underwriters identified therein, and Lehman Brothers International (Europe), Salomon Brothers International Limited, Merrill Lynch International, as Representatives of several International Underwriters identified therein [a form of which was previously filed as Exhibit 1.1 to Registration Statement No. 333-76007 on Form S-1 relating to an equity offering (the "Equity Registration Statement")].

         Exhibit 1.2 Purchase Agreement [a form of which was previously filed as
Exhibit 1.1 to Registration Statement No. 333-76877 on Form S-1 relating to a debt offering (the "Debt Registration Statement")].

         Exhibit 3.1 Restated Certificate of Incorporation of the Company (a form of which was previously filed as Exhibit 3.1 to the Equity Registration Statement).

         Exhibit 3.2 Restated By-laws of the Company (a form of which was previously filed as Exhibit 3.2 to the Equity Registration Statement).

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         Exhibit 4.1 Certificate of designation of Series A Junior Participating
Preferred Stock (a form of which was previously filed as Exhibit 4.3 to the Equity Registration Statement).

         Exhibit 4.2 Indenture governing notes dated October 6, 1999 between the Company and The Bank of New York, Trustee (a form of which was previously filed as Exhibit 4.4 to the Debt Registration Statement).

         Exhibit 10.1 Administrative Services Agreement dated September 30, 1999 between the Company and its Subsidiaries as identified therein and The Williams Companies, Inc. ("TWC") and its Subsidiaries as identified therein (a form of which was previously filed as Exhibit 10.39 to the Equity Registration Statement).

         Exhibit 10.2 Service Agreement September 30, 1999 between Williams Information Services Corporation ("WISC") and the Company (a form of which was previously filed as Exhibit 10.40 to the Equity Registration Statement).

         Exhibit 10.3 Tax Sharing Agreement dated September 30, 1999 between TWC and the Company (a form of which was previously filed as Exhibit 10.41 to the Equity Registration Statement).

         Exhibit 10.4 Indemnification Agreement dated September 1, 1999 between TWC and the Company (a form of which was previously filed as Exhibit 10.42 to the Equity Registration Statement).

         Exhibit 10.5 Rights Agreement (a form of which was previously filed as Exhibit 10.43 to the Equity Registration Statement).

         Exhibit 10.6 Registration Rights Agreement dated September 30, 1999 between TWC and the Company (a form of which was previously filed as Exhibit
10.44 to the Equity Registration Statement).

         Exhibit 10.7 Separation Agreement dated September 30, 1999 between TWC and the Company (a form of which was previously filed as Exhibit 10.45 to the Equity Registration Statement).

         Exhibit 10.8 Cross License Agreement dated September 30, 1999 between WISC, TWC and the Company (a form of which was previously filed as Exhibit 10.47 to the Equity Registration Statement).

         Exhibit 10.9 Technical, Management and Administrative Service Agreement dated May 27, 1999 between Williams International Company and the Company (a form of which was previously filed as Exhibit 10.48 to the Equity Registration Statement).

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         Exhibit 99.1. Copy of the Company's News Release, dated October 1,
1999, publicly announcing the information reported herein.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WILLIAMS COMMUNICATIONS GROUP, INC.



                                          /s/ SHAWNA L. GEHRES
                                          --------------------------------------
                                          Name:  Shawna L. Gehres
                                          Title:   Secretary
Date:  October 18, 1999
      ----------------------

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                                Index to Exhibits

         Exhibit 1.1 Underwriting Agreement dated October 1, 1999 between the Company and Salomon Smith Barney, Inc., Lehman Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporation, as Representatives of several U.S. Underwriters identified therein, and Lehman Brothers International (Europoe), Salomon Brothers International Limited, Merrill Lynch International, as Representatives of several International Underwriters identified therein [a form of which was previously filed as Exhibit 1.1 to Registration Statement No. 333-76007 on Form S-1 relating to an equity offering (the "Equity Registration Statement")].

         Exhibit 1.2 Purchase Agreement [a form of which was previously filed as
Exhibit 1.1 to Registration Statement No. 333-76877 on Form S-1 relating to a debt offering (the "Debt Registration Statement")].

         Exhibit 3.1 Restated Certificate of Incorporation of the Company (a form of which was previously filed as Exhibit 3.1 to the Equity Registration Statement).

         Exhibit 3.2 Restated By-laws of the Company (a form of which was previously filed as Exhibit 3.2 to the Equity Registration Statement).

         Exhibit 4.1 Certificate of designation of Series A Junior Participating Preferred Stock (a form of which was previously filed as Exhibit 4.3 to the Equity Registration Statement).

         Exhibit 4.2 Indenture governing notes dated October 6, 1999 between the Company and The Bank of New York, Trustee (a form of which was previously filed as Exhibit 4.4 to the Debt Registration Statement).

         Exhibit 10.1 Administrative Services Agreement dated September 30, 1999 between the Company and its Subsidiaries as identified therein and The Williams Companies, Inc. ("TWC") and its Subsidiaries as identified therein (a form of which was previously filed as Exhibit 10.39 to the Equity Registration Statement).

         Exhibit 10.2 Service Agreement September 30, 1999 between Williams Information Services Corporation ("WISC") and the Company (a form of which was previously filed as Exhibit 10.40 to the Equity Registration Statement).

         Exhibit 10.3 Tax Sharing Agreement dated September 30, 1999 between TWC and the Company (a form of which was previously filed as Exhibit 10.41 to the Equity Registration Statement).

         Exhibit 10.4 Indemnification Agreement dated September 1, 1999 between TWC and the Company (a form of which was previously filed as Exhibit 10.42 to the Equity Registration Statement).

         Exhibit 10.5 Rights Agreement (a form of which was previously filed as Exhibit 10.43 to the Equity Registration Statement).

         Exhibit 10.6 Registration Rights Agreement dated September 30, 1999 between TWC and the Company (a form of which was previously filed as Exhibit
10.44 to the Equity Registration Statement).

         Exhibit 10.7 Separation Agreement dated September 30, 1999 between TWC and the Company (a form of which was previously filed as Exhibit 10.45 to the Equity Registration Statement).

         Exhibit 10.8 Cross License Agreement dated September 30, 1999 between WISC, TWC and the Company (a form of which was previously filed as Exhibit 10.47 to the Equity Registration Statement).

         Exhibit 10.9 Technical, Management and Administrative Service Agreement dated May 27, 1999 between Williams International Company and the Company (a form of which was previously filed as Exhibit 10.48 to the Equity Registration Statement).

         Exhibit 99.1. Copy of the Company's News Release, dated October 1, 1999, publicly announcing the information reported herein.